American Century Capital Portfolios, Inc. Prospectus Supplement Small Cap Value Fund
Supplement dated April 17, 2009 ¡ Prospectus dated August 1, 2008

Effective April 17, 2009, “Closed to new investors.” is deleted from the front cover of the prospectus and the Closed Fund Policies section is deleted on page 14 of the prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-65313   0904